--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.2
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.


                                           Report Number: 12         Page 1 of 3


                      Debtor.              For the period FROM: November 1, 2001
                                                           TO: November 30, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 12            Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $See attachment        $See attachment
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:

                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          See attachment---------------    -------     ---       None---------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment: Per Stipuliation with Volvo an extra half payment was made in November


4.       Tax Liability:
                   Gross Payroll Expense for Period:            $ See attachment
                                                                ----------------
                   Gross Sales for Period Subject to Sales Tax  $   0.00
                                                                ----------------


                                                               Post-Petition
                                                                 taxes Still
                                       Date Paid   Amount Paid*     Owing
                                       ---------   ------------     -----


Federal Payroll and Withholding Taxes              See attachment See attachment
State Payroll and Withholding Taxes                See attachment See attachment
State Sales and Use Taxes               None
Real Property Taxes*****                           See attachment


 ****Includes personal property tax    * Attach photocopies of depository
                                         receipts from taxing authorities or
                                         financial institutions to verify
                                         that such deposits or payments have
                                         been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE    ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 12            Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                   See attachment
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000      $ 398,138.50      $  3,750.00      Feb 9,2001         $  3,750.00      1289              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001          $ 2,413,400       $  7,500.00      May 3,2001         $  7,500.00      1714              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         June 2001           $ 2,906,005       $  7,500.00      Oct 8, 2001        $  7,500.00      2515              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         Sept 2001           $ 3,628,778       $  8,000.00      Nov 16,2001        $  8,000.00      2743              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:      February   5, 2002

                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                                   USA BIOMASS
                                  PROFIT & LOSS
                                  November 2001
                                                                    Nov 01
                                                                 -------------
      Ordinary Income/Expense
              Income
                  4000 - TRANSPORTATION                            998,513.86
                                                                 -------------
              Total Income                                         998,513.86
              Cost of Goods Sold
                  5007 - DISPOSAL FEES                              25,892.45
                  5200 - DRIVER COST
                      5210 - DRIVER WAGES                          230,355.80
                      5220 - DRIVER PAYROLL TAXES                   16,995.34
                      5230 - DRIVER INJURY                              20.00
                      5250 - DRIVER UNIFORMS                           799.09
                      5260 - DRUG TESTS                                 35.00
                      5200 - DRIVER COST - Other                       170.00
                                                                 -------------
                  Total 5200 - DRIVER COST                         248,375.23
                  5300 - INSURANCE
                      5310 - MEDICAL                                12,231.68
                      5320 - LIABILITY                              81,108.29
                      5330 - WORKERS' COMPENSATION                 103,741.55
                                                                 -------------
                  Total 5300 - INSURANCE                           197,081.52
                  5350 - GREENWASTE PAYROLL COSTS
                      5351 - WAGES                                  30,768.56
                      5352 - PAYROLL TAXES                           2,415.46
                                                                 -------------
                  Total 5350 - GREENWASTE PAYROLL COSTS             33,184.02
                  5410 - EQUIPMENT RENTAL                            2,048.00
                  5500 - FUEL                                      111,079.53
                  5580 - RADIOS                                        375.00
                  5600 - REGISTRATION                               20,236.00
                  5700 - REPAIR & MAINTENANCE
                      5710 - MECHANIC WAGES                         58,842.30
                      5715 - PAYROLL TAXES - MECHANIC                4,288.23
                      5720 - TIRES                                  30,227.37
                      5725 - TIRE SERVICE                           11,908.34
                      5730 - TRUCK MAINTENANCE                      19,647.02
                      5735 - TRUCK REPAIR- PARTS                    49,706.32
                      5745 - TRAILER REPAIRS                         2,912.93
                      5750 - TRUCK WASH                              2,658.00
                      5700 - REPAIR & MAINTENANCE - Other                0.00
                                                                 -------------
                  Total 5700 - REPAIR & MAINTENANCE                180,190.51
                  5850 - TICKET                                      1,746.00
                  5900 - TOWING                                      5,115.00
                                                                 -------------
              Total COGS                                           825,323.26
                                                                 -------------
          Gross Profit                                             173,190.60
              Expense
                                   USA BIOMASS
                                  PROFIT & LOSS
                                  November 2001
                                                                    Nov 01
                                                                 -------------
                  5805 - SALES EXPENSE                                 107.00
                  6005 - ADMINISTRATIVE EXPENSES                     5,445.93
                  6020 - AUTO EXPENSES
                      6021 - ALLOWANCE                               1,500.00
                      6022 - GAS & OIL                                 159.60
                      6023 - REPAIR & MAINTENANCE                    3,212.61
                                                                 -------------
                  Total 6020 - AUTO EXPENSES                         4,872.21
                  6050 - BANK CHARGES                                  349.45
                  6110 - CORPORATE ALLOCATION                            0.00
                  6200 - DUES AND SUBSCRIPTIONS                     -1,755.15
                  6250 - EXPENSE REIMBURSEMENT                         724.19
                  6500 - PROFESSIONIAL FEES                          5,108.79
                  6501 - POST PETITION LEGAL FEES                   92,398.99
                  6510 - MAINTENANCE                                 1,808.67
                  6530 - MEDICAL INSURANCE                           2,728.01
                  6540 - MISCELLANEOUS                                   0.00
                  6570 - OFFICE SUPPLIES                             4,159.94
                  6580 - OFFICE WAGES                               41,935.36
                  6585 - PAYROLL TAXES - OFFICE                      2,110.50
                  6650 - OUTSIDE SERVICES - CORPORATE                   80.81
                  6700 - PERMITS                                       748.50
                  6710 - POSTAGE & DELIVERY                            818.80
                  6720 - PROMOTION                                   3,055.50
                  6730 - PROPERTY TAXES                              7,283.00
                  6740 - SECURITY WAGES                              1,380.00
                  6745 - PAYROLL TAXES - SECURITY                      102.09
                  6750 - SUPERVISORS                                23,284.07
                  6755 - PAYROLL TAXES - SUPERVISORS                 1,781.25
                  6756 - RENT                                       15,945.01
                  6850 - TRAVEL & ENTERTAINMENT
                      6851 - TRANSPORTATION                             17.88
                      6853 - MEALS                                     513.83
                                                                 -------------
                  Total 6850 - TRAVEL & ENTERTAINMENT                  531.71
                  6900 - UTILITIES
                      6920 - ELECTRIC                                1,241.94
                      6930 - GAS                                       126.46
                      6940 - TELEPHONE                              15,621.61
                      6950 - WATER                                     473.49
                      6960 - WASTE                                     914.77
                      6970 - PEST CONTROL                               45.00
                                                                 -------------
                  Total 6900 - UTILITIES                            18,423.27
                  6999 - UNCATEGORIZED EXPENSES                          0.00
                                                                 -------------
              Total Expense                                        233,427.90
                                                                 -------------
      Net Ordinary Income                                          -60,237.30
      Other Income/Expense

                                   USA BIOMASS
                                  PROFIT & LOSS
                                  November 2001
                                                                    Nov 01
                                                                 -------------
          Other Income
              7000 - OTHER INCOME
                  7020 - RENTAL INCOME                               1,174.18
                  7000 - OTHER INCOME - Other                       61,025.13
                                                                 -------------
              Total 7000 - OTHER INCOME                             62,199.31
                                                                 -------------
          Total Other Income                                        62,199.31
          Other Expense
              8500 - DEBT SERVICE
                  8516 - BANCO POPULAR MTG                          16,196.00
                  8518 - CASE CREDIT CORPORATION                    12,624.19
                  8520 - CIT                                         7,783.44
                  8530 - GE CAPITAL FLEET SERVICES                     952.81
                  8540 - GENERAL MOTORS ACCEPTANCE                     413.32
                  8545 - INTERNAL REVENUE SERVICE                    1,800.00
                  8550 - LEE FINANCIAL SERVICES                     18,540.60
                  8555 - PROVIDENT BANK LOC                          1,000.00
                  8560 - THE ASSOCIATES                             39,810.98
                  8570 - SUNSET                                      8,900.00
                  8580 - VOLVO COMMERCIAL FINANCE                   37,343.04
                  8500 - DEBT SERVICE - Other                            0.00
                                                                 -------------
              Total 8500 - DEBT SERVICE                            145,364.38
                                                                 -------------
          Total Other Expense                                      145,364.38
                                                                 -------------
      Net Other Income                                             -83,165.07
                                                                 -------------
Net Income                                                        -143,402.37
                                                                 =============

                                   USA BIOMASS
                                A/P AGING SUMMARY
                             As of November 30, 2001


                                                Current     1 - 30     31 - 60    61 - 90     > 90        TOTAL
                                               --------------------------------------------------------------------
@ROAD, Inc.                                      5,514.00       0.00        0.00      0.00        0.00    5,514.00
A-1 COAST TEMP SERVICE                              75.60       0.00        0.00      0.00        0.00       75.60
A.D.C Truck Terminal                                 0.00      71.00        0.00      0.00        0.00       71.00
ABLE SCALE REPAIR                                  200.00       0.00        0.00      0.00        0.00      200.00
ACTION CHEMICAL CO.                                463.65       0.00        0.00      0.00        0.00      463.65
AIRBORNE EXPRESS                                   162.96       0.00        0.00      0.00        0.00      162.96
AMERIPRIDE UNIFORMS, Inc.                          799.09     126.70        0.00      0.00        0.00      925.79
ANDRIENI & COMPANY                                   0.00       0.00        0.00    157.00        0.00      157.00
ARROWHEAD MOUNTAIN SPRING WATER                    217.85       0.00        0.00      0.00        0.00      217.85
ASSOCIATES Illinois                                  0.00       0.00   59,026.17      0.00        0.00   59,026.17
BANCO POPULAR                                        0.00   8,098.00        0.00      0.00        0.00    8,098.00
BEHAVIOR RESEARCH                                    0.00      35.00        0.00      0.00        0.00       35.00
BETTS TRUCK PARTS                                4,233.72   4,505.39       75.11      0.00        0.00    8,814.22
BURRTEC MID VALLEY                                   0.00  12,888.93        0.00      0.00        0.00   12,888.93
C & R TIRES & SERVICES, Inc.                         0.00     306.06        0.00      0.00        0.00      306.06
CAL TITLE-SEARCH, INC.                               0.00     107.00        0.00      0.00        0.00      107.00
CAPITAL ONE, F.S.B.                                 83.47       0.00        0.00      0.00        0.00       83.47
CGM SERVICES                                       337.50       0.00        0.00      0.00        0.00      337.50
CITY OF SANTA FE SPRINGS FIRE DEPT.                748.50       0.00        0.00      0.00        0.00      748.50
CITY TERRACE SERVICE INC.                            0.00   2,690.00        0.00      0.00        0.00    2,690.00
CORPORATE EXPRESS                                    0.00     598.31        0.00      0.00        0.00      598.31
COSBY OIL COMPANY, Inc.                          2,585.28   2,294.71        0.00      0.00        0.00    4,879.99
FIVE STAR GAS AND GEAR                           1,005.08       0.00        0.00      0.00        0.00    1,005.08
FONTANA WATER COMPANY                              173.54       0.00        0.00      0.00        0.00      173.54
GEORGE R. FARQUAR                                    0.00       0.00        0.00      0.00    4,962.00    4,962.00
HENRY VIRAMONTES                                     0.00   6,270.00        0.00      0.00        0.00    6,270.00
HYDRAFORCE, Inc.                                 1,506.85       0.00        0.00      0.00        0.00    1,506.85
INTERSTATE FILTRATION SERVICES, Inc.               357.04     734.02        0.00      0.00        0.00    1,091.06
IRELL & MANELLA LLP                            136,779.05       0.00   56,096.57 29,711.67  190,090.63  412,677.92
J.M. TRUCK TIRE SERVICE                            180.00     855.00        0.00      0.00        0.00    1,035.00
JUDITH M. CANNAVO                                    0.00   4,378.40        0.00      0.00        0.00    4,378.40
KENNETH W. MORRIS                               -5,000.00       0.00        0.00      0.00        0.00   -5,000.00
LEVENE,NEALE,BENDER,RANKIN & BRILL LLP          18,793.04  10,724.84    2,110.30  7,881.80    6,387.00   45,896.98
LITTLER MENDELSON, P.C.                          7,399.79       0.00        0.00  2,473.34    5,275.70   15,148.83
MANHATTAN MEDICAL                                   20.00       0.00        0.00      0.00        0.00       20.00
MOBILE MINI, Inc.                                    0.00      61.82        0.00      0.00        0.00       61.82

                                   USA BIOMASS
                                A/P AGING SUMMARY
                             As of November 30, 2001


                                                Current     1 - 30     31 - 60    61 - 90     > 90        TOTAL
                                               --------------------------------------------------------------------
NATIONAL LEGAL - IRVINE                              0.00   5,095.93        0.00      0.00        0.00    5,095.93
NEXTEL COMMUNICATIONS -5                             0.00    -244.69    7,401.17      0.00        0.00    7,156.48
NORCAL/San Bernardino, Inc.                          0.00       0.00        0.00      0.00   48,636.30   48,636.30
ORKIN EXTERMINATING                                 45.00       0.00        0.00      0.00        0.00       45.00
PACIFIC BELL                                       185.28       0.00        0.00      0.00        0.00      185.28
PERFORMANCE POWER SYSTEMS, Inc.                     18.00      30.00        0.00      0.00        0.00       48.00
PORTOSAN COMPANY                                    99.64       0.00        0.00      0.00        0.00       99.64
PRINTING SOLUTIONS                                   0.00       0.00        0.00      0.00     -282.42     -282.42
QUAD SERVICE, Inc.                               1,978.71       0.00        0.00      0.00        0.00    1,978.71
RIVERSIDE TENT & AWNING CO., Inc.                   94.60       0.00        0.00      0.00        0.00       94.60
SAFETY-KLEEN SYSTEMS, INC.                         117.72       0.00        0.00      0.00        0.00      117.72
SAN DIEGO WELDERS SUPPLY, Inc.                     189.10       0.00        0.00      0.00        0.00      189.10
SOCO GROUP, Inc.                                29,636.89  14,322.37        0.00      0.00        0.00   43,959.26
SOUTHERN CALIFORNIA EDISON                         972.78       0.00        0.00      0.00        0.00      972.78
TCI TIRE CENTERS, LLC                            1,917.52       0.00        0.00      0.00        0.00    1,917.52
TED JOHNSON PROPANE                                156.96       0.00        0.00      0.00        0.00      156.96
TRI-INDUSTRIAL MED CTR INC                          20.00       0.00        0.00      0.00        0.00       20.00
TRUCK SPECIALTY SERVICE,INC.                       246.49       0.00        0.00      0.00        0.00      246.49
UNIVERSAL WASTE SYSTEMS, Inc.                       88.00       0.00        0.00      0.00        0.00       88.00
VERIZON Inglewood                                1,196.66       0.00        0.00      0.00        0.00    1,196.66
WHITMONT Legal Copying, Inc.                         0.00   2,832.75        0.00      0.00        0.00    2,832.75
WIRELESS EXCHANGE, Inc.                          7,589.54       0.00        0.00      0.00        0.00    7,589.54
Y TIRE SALES                                    24,416.46       0.00        0.00      0.00        0.00   24,416.46
ZAPOPAN AUTO REPAIR                                  0.00     115.00        0.00      0.00      130.00      245.00
                                               --------------------------------------------------------------------
TOTAL                                          245,605.36  76,896.54  124,709.32 40,223.81  255,199.21  742,634.24
                                               ====================================================================

                                  USA BIOMASS
                                A/R AGING SUMMARY
                             As of November 30, 2001

                                                   Current     1 - 30      31 - 60    61 - 90     > 90       TOTAL
                                                  ---------------------------------------------------------------------
A GROWING CONCERN                                       0.00        0.00        0.00      0.00   3,517.79     3,517.79
ALLIED                                             28,221.10  126,749.67   67,931.35      0.00       0.00   222,902.12
ARBOR CARE                                            389.82      544.35        0.00      0.00       0.00       934.17
ASPLUNDH                                            5,411.49        0.00        0.00      0.00   5,369.92    10,781.41
B&L LANDSCAPE & NURSERIES INC.                        459.73      178.88        0.00      0.00       0.00       638.61
BFI CENTRAL                                        17,832.37  116,312.82  113,574.67      0.00  62,273.05   309,992.91
BURRTEC                                            29,737.41        0.00        0.00      0.00       0.00    29,737.41
CALIFORNIA ARBORIST                                   893.06    1,638.14      241.38    415.65   1,806.00     4,994.23
CLAREMONT                                          10,527.09        0.00        0.00      0.00       0.00    10,527.09
COAST                                              36,482.10  149,745.82    1,532.05      0.00       0.00   187,759.97
COMMERCE, CITY OF                                     202.94        0.00        0.00      0.00       0.00       202.94
COUNTY SANITATION LA                              120,427.04        0.00        0.00      0.00       0.00   120,427.04
CRT                                                 8,465.00   30,670.00        0.00      0.00       0.00    39,135.00
DART                                                2,600.00    4,900.00        0.00      0.00       0.00     7,500.00
DMS LANDSCAPE SERVICES                                301.27        0.00        0.00      0.00       0.00       301.27
ECONOMY                                             1,746.95    1,592.87        0.00      0.00       0.00     3,339.82
EDCO                                                5,452.52   14,344.12        0.00      0.00       0.00    19,796.64
JACKSON DISPOSAL                                      255.65      359.20      923.34      0.00       0.00     1,538.19
LANDSCAPE MANAGEMENT SERVICES                         849.52       74.44        0.00      0.00       0.00       923.96
LAWRENCE LANDSCAPE                                      0.00      183.45        0.00      0.00       0.00       183.45
MARIPOSA                                            1,733.86        0.00        0.00      0.00       0.00     1,733.86
MAYFIELD ENTERPRISES                                   32.45        0.00        0.00      0.00       0.00        32.45
MISSION LANSCAPING                                    946.38    1,498.79        0.00      0.00       0.00     2,445.17
ORGANIC RECYCLING COMPANY                           1,280.00    3,091.00    2,560.00      0.00       0.00     6,931.00
PLANTS CHOICE                                       1,760.00    2,795.00    2,420.00      0.00       0.00     6,975.00
POTENTIAL                                          80,855.00   44,110.00      115.00      0.00       0.00   125,080.00
QUALITY                                            26,950.00   23,495.00   16,380.00    865.00     325.00    68,015.00
SANTA FE SPRINGS                                      244.63        0.00        0.00      0.00       0.00       244.63
STONETREE LANDSCAPE                                   201.29    1,367.82       99.78      0.00       0.00     1,668.89
SUNSET                                             62,879.88   57,896.64    1,017.67  2,804.90       0.00   124,599.09
TOTAL LANSCAPE MAINTENANCE                          1,713.25        0.00        0.00      0.00       0.00     1,713.25
TRIMMING LAND                                           0.00       76.80        0.00      0.00       0.00        76.80
WASTE CARSON                                            0.00        0.00        0.00 10,584.00       0.00    10,584.00
WASTE MANAGEMENT OF THE INLAND EMPIRE              40,709.80        0.00        0.00      0.00       0.00    40,709.80
WEST VALLEY MRF. LLC.                              10,740.99        0.00        0.00      0.00       0.00    10,740.99
WHITTIER                                            1,927.15        0.00        0.00      0.00       0.00     1,927.15

                                  USA BIOMASS
                                A/R AGING SUMMARY
                             As of November 30, 2001


                                                   Current     1 - 30      31 - 60    61 - 90     > 90       TOTAL
                                                  ---------------------------------------------------------------------

YUKON                                               3,957.80        0.00        0.00      0.00       0.00     3,957.80
                                                  ---------------------------------------------------------------------
TOTAL                                             506,187.54  581,624.81  206,795.24 14,669.55  73,291.76 1,382,568.90
                                                  =====================================================================

                                  USA BIOMASS
                                   TAXES PAID
                        For the Month of November , 2001

      Type          Date       Num        Name             Memo         Class    Accrual      Disb     Balance
----------------------------------------------------------------------------------------------------------------
2020-  ACCRUED FEDERAL PAYROLL TAXES                                                                  22,077.99
Check             11/05/2001 WIRE    SANWA BANK                         CORP               -21,926.49    151.50
General Journal   11/09/2001 11-102                 RECORD PAYROLL               21,297.05            21,448.55
Check             11/13/2001 WIRE    SANWA BANK                         CORP               -21,259.63    188.92
General Journal   11/16/2001 11-103                 RECORD PAYROLL               20,656.49            20,845.41
Check             11/16/2001 WIRE    SANWA BANK                         CORP               -20,624.35    221.06
General Journal   11/23/2001 11-106                 RECORD PAYROLL               20,932.70            21,153.76
Check             11/26/2001 WIRE    SANWA BANK                         CORP               -20,908.47    245.29
General Journal   11/30/2001 11-110                 RECORD PAYROLL               21,320.52            21,565.81
General Journal   11/30/2001 11-111                 RECORD PAYROLL               22,870.12            44,435.93
                                                                               ---------------------------------
Total 2020-  ACCRUED FEDERAL PAYROLL TAXES                                      107,076.88 -84,718.94 44,435.93
                                                                               ---------------------------------

      Type          Date       Num        Name             Memo         Class    Accrual      Disb     Balance
----------------------------------------------------------------------------------------------------------------
2021-  ACCRUED STATE PAYROLL TAXES                                                                     3,076.98
Check             11/02/2001 1041    EMPLOYMENT DEVELOPMENT DEPT                            -3,002.74     74.24
General Journal   11/09/2001 11-102                 RECORD PAYROLL                2,880.01             2,954.25
Check             11/09/2001 1042    EMPLOYMENT DEVELOPMENT DEPT                            -2,880.01     74.24
General Journal   11/16/2001 11-103                 RECORD PAYROLL                2,791.82             2,866.06
Check             11/16/2001 1043    EMPLOYMENT DEVELOPMENT DEPT                            -2,791.82     74.24
General Journal   11/23/2001 11-106                 RECORD PAYROLL                2,880.45             2,954.69
Check             11/26/2001 1044    EMPLOYMENT DEVELOPMENT DEPT                            -2,880.45     74.24
General Journal   11/30/2001 11-110                 RECORD PAYROLL                2,870.63             2,944.87
General Journal   11/30/2001 11-111                 RECORD PAYROLL                3,170.64             6,115.51
                                                                               ---------------------------------
Total 2021-  ACCRUED STATE PAYROLL TAXES                                         14,593.55 -11,555.02  6,115.51
                                                                               ---------------------------------


Property Taxes
Bill Pmt -Check   11/21/2001 2771                                                          -10,162.31

                               INSURANCE COVERAGE
                               ------------------

                             AGENT                     COVERAGE                EXPIRATION                 PREMIUM
   CARRIER                   NAME                       AMOUNT                    DATE                  PAID TO DATE

State Fund                Andreini & Company         1,000,000                   9/23/02                  11/30/01

Penn America              Mark Novy                  1,000,000                  10/26/02                  11/30/01


Penn America              Mark Novy                    500,000                  10/26/02                  11/30/01

Clarendon                 Mark Novy                Comp & Collision               3/5/02                  11/30/01

Clarendon                 Mark Novy                  5,000,000                  10/27/02                  11/30/01
General Sec.